Spruce Power Announces $50 Million Share Repurchase Program

DENVER, COLORADO – Spruce Power Holding Corporation (NYSE: SPRU) (“Spruce”) today announced that its board of directors has authorized share repurchase program (the "Share Repurchase Program") to repurchase up to $50 million of Spruce’s common stock on or before May 15, 2027, beginning upon the expiry of its current share repurchase program on May 15, 2025. The Board believes that the authorization of the Share Repurchase Program will enable Spruce to opportunistically return value to shareholders.

The Share Repurchase Program authorizes Spruce to effect repurchases through open market transactions, privately negotiated transactions, Rule 10b5-1 trading plans and/or Rule 10b-18 trading plans, and other means. Spruce is not obligated to repurchase any specific number of shares or dollar amount and may discontinue the Share Repurchase Program at any time. The timing, number, and purchase price of share repurchases, if any, will be determined by Spruce’s management in its discretion and will depend on a number of factors, including the market price of the shares, general market and economic conditions, and other alternatives available to Spruce.

Under Spruce’s previous share repurchase program, which commenced on May 15, 2023, through May 12, 2025, Spruce repurchased an aggregate of 1,870,827 shares at a weighted average price of approximately $4.33 per share, inclusive of transaction costs.

About Spruce Power

Spruce Power Holding Corporation (NYSE: SPRU) is a leading owner and operator of distributed solar energy assets across the United States. We provide subscription-based services that make it easy for homeowners to benefit from rooftop solar power and battery storage. Our power as-a-service model allows consumers to access new technology without making a significant upfront investment or incurring maintenance costs. Our company owns the cash flows from approximately 85,000 home solar assets and contracts across the United States. For additional information, please visit www.sprucepower.com.

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and rules promulgated thereunder, including, without limitation, statements about future stock repurchases. Forward-looking statements generally are characterized by the use of certain words or phrases (and their derivatives) such as “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “opportunity,” “plan,” “goals,” “target,” “predict,” “potential,”

“estimate,” “should,” “will,” “would,” “continue,” “likely,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates, and uncertainties that are difficult to predict and are subject to change based on various factors, some of which are beyond Spruce’s control. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements as a result of various risks, uncertainties, and other factors. For a discussion of some of the risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission filings, including, but not limited to, our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. These forward-looking statements speak only as of the date hereof and Spruce undertakes no obligation to update these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law. Investors are cautioned not to rely too heavily on any forward-looking statements, and investors are urged to consider all risks, uncertainties and other factors in evaluating any forward-looking statement made by Spruce.

For More Information

Investor Contact: investors@sprucepower.com
Media Contact: publicrelations@sprucepower.com